SECURITY AGREEMENT

         THIS SECURITY AGREEMENT made this ____ day of December, 1999, by and among Derma Sciences, Inc., a Pennsylvania corporation with offices located at 214 Carnegie Center, Suite 100, Princeton, New Jersey ("Derma Sciences"), Genetic Laboratories Wound Care, Inc., a Minnesota corporation with offices at 2726 Patton Road, St. Paul, Minnesota 55113 and Sunshine Products, Inc., a Missouri corporation with offices at 1149 Reco Drive, St. Louis, Missouri 63126 (collectively, the "Debtors") and Galen Partners III, L.P., a New York limited partnership with offices at 610 Fifth Avenue, New York, New York 10020, Galen Partners International III, L.P., a New York limited partnership with offices at 610 Fifth Avenue, New York, New York 10020, Galen Employee Fund III, L.P., a New York limited partnership with offices at 610 Fifth Avenue, New York, New York 10020, and Med-Tec Investors, LLC, a New Jersey limited liability company with offices at 777 Alexander Road, Princeton, New Jersey 08540 (collectively, the "Secured Parties").

         WHEREAS, Derma Sciences has issued bonds of even date herewith (the "Bonds") to the Secured Parties; and WHEREAS, as a condition to the Bonds and as collateral for payment of Derma Sciences' obligations thereunder (the "Obligations"), the Debtors have agreed to grant the Secured Parties a security interest in the Collateral (as hereinafter defined);

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, and intending to be legally bound hereby, the parties agree as follows:

         1. COLLATERAL. For purposes of this Agreement, "Collateral" means all property now owned or hereafter acquired by Debtors and any and all inventory, supplies, accounts receivable,

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machinery, equipment, tools, fixtures, furnishings, furniture, books, records, charts, analyses, compilations, contract rights, reports, any and all other personal property and goods, any and all general intangibles, trade secrets, intellectual property, trademarks (and all goodwill pertaining thereto), copyrights, patents, and all replacements, substitutions and cash and non-cash proceeds thereof. Collateral also includes all leases, subleases and rentals now or hereafter entered into pertaining to any of the foregoing, together with all cash and non-cash proceeds thereof, and the proceeds of any insurance policy payable by reason of loss or damage to any of the foregoing.

         2. SECURITY INTEREST. As security for the prompt payment of the Obligations, when due, at maturity or by acceleration upon default, the Debtors hereby grant to the Secured Parties a lien upon and a continuing security interest in all Collateral in which the Debtors now or may hereafter acquire an interest. Provided, however, the security interest granted hereby is, and shall be, subject to the prior security interest in the Collateral ("Prior Security Interest") granted to the holders of the Company's $875,000 aggregate principal amount convertible bonds due August 15, 2000.

         3. REPRESENTATIONS AND WARRANTIES. The Debtors represent and warrant to the Secured Parties as follows:

               a. Binding Agreement. This Agreement constitutes the valid and legally binding obligation of the Debtors enforceable in accordance with its terms.

               b. Warranty of Title. Each item of Collateral is and will remain at all times prior to payment in full of the Obligations, the sole property of the respective Debtors free and clear of any lien, encumbrance, security interest or claim of adverse interest other than (i) interests granted to the Secured Parties herein, (ii) the Prior Security Interest, (iii) interests of record as of the date hereof, and (iv) purchase money security interests in after acquired Collateral.

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         4. COVENANTS. The Debtors covenant and agree that so long as any of the
Obligations remain outstanding:

               a. Further assurances. The Debtors will execute such financing statements, continuation statements, security agreements and other documents, in form satisfactory to the Secured Parties, as may be necessary to perfect, or continue perfection of, the security interests of the Secured Parties in the Collateral. The Debtors agree that the Secured Parties may file a carbon, photographic copy or other reproduction of any financing statement in lieu of an executed original thereof.

               b. Maintenance of Records. The Debtors will keep and maintain, at their own cost and expense, satisfactory, complete and current records of the Collateral. The Debtors will protect their records against fire, theft, loss or any other manner of destruction.

               c. Maintenance of Collateral. The Debtors will keep the Collateral in good condition and free from all liens and other security interests and the Debtors will not use the Collateral illegally, sell or offer to sell (except in the ordinary course of business) or otherwise transfer or encumber the Collateral or permit it to be affixed to real or personal property without the prior written consent of the Secured Parties.

               d. Taxes. The Debtors will pay promptly when due all taxes, charges and assessments, including penalties and interest, that are or may become a lien on the Collateral or any part thereof except to the extent that they may be contested in good faith and by appropriate proceedings.

               e. Inspection and Delivery of Collateral, Books and Records. The Secured Parties, or their agents, may at anytime and from time to time inspect the Collateral and the books and records of the Debtors pertaining thereto.

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               f. Expenses. The Debtors shall be liable for, and agree to pay the Secured Parties, any and all expenses incurred or paid by the Secured Parties in enforcing their rights under this Agreement, including reasonable counsel fees and legal expenses. At their option, the Secured Parties may discharge taxes, liens, security interests or other encumbrances on the Collateral and may pay for the repair of damage to the Collateral, the maintenance and preservation thereof and insurance thereon. The Debtors agree to reimburse the Secured Parties on demand for any payments so made, and, until such reimbursement, the amount of any such payments, with interest at the maximum contract rate permitted by law from date of payment until the date of reimbursement, shall be added to the Obligation and shall be secured by this Security Agreement.

               g. Insurance. The Debtors will continuously insure the Collateral with a responsible company or companies against fire (with extended coverage) in the full insurable value of the Collateral and against other casualties in reasonable amounts. If the Debtors fail to pay the premium, the Secured Parties at their option may do so for the Debtors' account and add the amount thereof to the Obligation.

         5.    EVENTS OF DEFAULT.

               a. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

                  (1) Derma Sciences fails to make any payment of interest or principal under the Bonds when due; or

                  (2) Derma Sciences fails to have a sufficient number of shares of Series D Preferred Stock authorized no later than seven (7) days after the Conversion Notification Date (as defined in the Bonds) to permit conversion of the Bonds; or

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                  (3) Derma Sciences fails duly to perform or observe any other term, covenant or agreement contained in the Bonds for a period of 30 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall first have been given to the Company by the holders of at least 25% in aggregate principal amount of the Bonds as from time to time outstanding; or

                  (4) A court having jurisdiction in the premises enters a decree or order for relief in respect of any of the Debtors in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of any of the Debtors or for any substantial part of the property thereof or ordering the winding-up or liquidation of the affairs of any of the Debtors it and such decree or order remains unstayed and in effect for a period of 30 consecutive days; or

                  (5) Any of the Debtors commences a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of any of the Debtors or for any substantial part of the property thereof, or makes any general assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due or takes any corporate action in furtherance of any of the foregoing; or

                  (6) An event of default, as defined in any indenture or instrument evidencing or under which any of the Debtors has outstanding at least $200,000 (or its equivalent in another currency), in aggregate principal amount of indebtedness for borrowed money, has occurred and

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         is continuing and such default involves the failure to pay the principal or interest of such indebtedness (or any part thereof), when due and payable after the expiration of any applicable grace period with respect thereto, or such indebtedness has been accelerated so that the same becomes due and payable prior to the date on which the same would otherwise have become due and payable, and failure to pay is not cured within 30 days after such failure or such acceleration is not rescinded or annulled within 60 days after notice thereof has first been given to Derma Sciences; provided that if such event of default under such indenture or instrument is remedied or cured by Derma Sciences or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of any of the Bondholders.

               b. Remedies on Default . Upon any such Event of Default and at any time thereafter, the Secured Parties holding 50% or more of the aggregate principal amount of the Bonds then outstanding may declare all obligations secured hereby to be immediately due and payable without notice, protest, presentment or demand, all of which are hereby expressly waived by the Debtors, and may proceed to enforce payment of the same and exercise any and all of the rights and remedies set forth herein or provided by the law. The Secured Parties will give the Debtors reasonable notice of the time and place of any public sale of the Collateral or any part hereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be deemed met if such notice is mailed, postage prepaid, to the address of the Debtors shown at the head of this Agreement at least ten
(10) days before the time of the sale or disposition, but nothing contained herein shall be construed to mean that any other notice or a shorter period of time does not constitute reasonable notice for the sale of the Collateral or any part thereof. Expenses of retaking, holding, preparing

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for sale, selling or the like shall include the Secured Parties' reasonable counsel fees and legal expenses. Should an Event of Default occur, the Debtors shall upon request by the Secured Parties assemble the Collateral or any designated part thereof and make it available to the Secured Parties at such place as is designated by the Secured Parties. The Debtors shall pay the Secured Parties, on demand, any and all expenses, including all reasonable counsel fees and legal expenses incurred or paid by the Secured Parties in protecting or enforcing their rights, powers and remedies hereunder or under any other agreement between the parties or under any obligation secured hereby or thereby.

         6.    MISCELLANEOUS.

               a. Amendment and Waiver. The provisions of this Agreement may be amended or compliance with this Agreement waived only by the written agreement of the Secured Parties and the Debtors.

               b. Titles. The titles and section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement.

               c. Cumulative Rights. Each and every right granted to the Secured Parties hereunder or under any other document delivered hereunder or in connection herewith or allowed by law or equity shall be cumulative and may be exercised from time to time. No failure on the part of the Secured Parties to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Parties of any right preclude any other or future exercise thereof or the exercise of any other right.

               d. Pro Rata Recourse to Collateral. The Secured Parties, upon occurrence of an Event of Default which is not timely cured in accordance with the terms hereof and in the further event the Collateral or proceeds thereof are insufficient to satisfy the Obligations, shall have

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recourse against the collateral pro rata in proportion to the principal amounts of their respective Bonds irrespective of the dates or order of filing of this Security Agreement or the dates or order of filing associated Forms UCC-1 or any other indicia of priority.

               e. Choice of Law; Saving Clause. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         7. TERM AND TERMINATION. This Security Agreement shall remain in full force and effect until the earlier to occur of: (i) the agreement by all parties hereto to terminate this Security Agreement; or (ii) the satisfaction by Derma Sciences of all of the Obligations.

         8. COUNTERPARTS. This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures are considered to be originals and shall have the same effect.

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         IN WITNESS WHEREOF, the parties to this Agreement have caused it to be executed by their duly authorized officers the day and year first above written.

DEBTORS:                                 SECURED PARTIES:

DERMA SCIENCES, INC.                     GALEN PARTNERS III, L.P.

                                         By: Claudius, L.L.C.
                                             Its General Partner
By: ______________________
    Stephen T. Wills, CPA, MST
    Vice President and                   By: ______________________
      Chief Financial Officer                Bruce F. Wesson
                                             Senior Managing Member

GENETIC LABORATORIES                     GALEN PARTNERS INTERNATIONAL III, L.P.
   WOUND CARE, INC.
                                         By: Claudius, L.L.C.
                                             Its General Partner
By: ______________________
    Stephen T. Wills, CPA, MST
    Vice President and                   By: ______________________
      Chief Financial Officer                Bruce F. Wesson
                                             Senior Managing Member

SUNSHINE PRODUCTS, INC                   GALEN EMPLOYEE FUND III, L.P.

                                         By: Wesson Enterprises, Inc.
                                         Its General Partner
By: ______________________
    Stephen T. Wills, CPA, MST
    Vice President and                   By: ______________________
      Chief Financial Officer                Bruce F. Wesson
                                             President

                                         MED-TEC INVESTORS, LLC


                                         By: ______________________
                                             Stephen T. Wills, CPA, MST



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